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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K

                      Current Report Pursuant to Section
              13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported)
                                 July 14, 2003

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                 AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
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            (Exact name of registrant as specified in its charter)

                                     Utah
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                (State or other jurisdiction of incorporation)

         0-20642                                        87-0375093
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 (Commission file number)                    (IRS employer identification no.)


  70 West Canyon Crest Rd., Suite D, Alpine, Utah                      84004
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     (Address of principal executive offices)                        (Zip code)

                                (801) 756-1414
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             (Registrant's telephone number, including area code)


                  This document contains a total of 5 pages.

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

Item 4.

The Registrant reports on July 14, 2003, its principal certified public accountants for the past 1 year, Crisp Hughes Evans, LLP, resigned. The accountants' had audited the financial statements of Renaissance Man Inc. (the Company) as of and for the years ended December 31, 2001 and 2000, the non-public entity that existed before the conversion of the Company to a registrant. The Company subsequently became a registrant as a result of the reverse acquisition of American Consolidated Mining Company, Inc. and a simultaneous name change to American Consolidated Management Group, Inc. (the Registrant) as disclosed in a previous 8K filing. The accountants reviewed the report on the Registrant's financial statements as of and for the quarter ended since September 30, 2002. The audits on the Company's financial statements contained no adverse opinion or disclaimer of opinion. Nor were any of the Company's financial statements qualified or modified as to uncertainty, audit scope, or accounting principles, except that their opinion disclosed the Company as a development state enterprise and such financial statements did not contain any adjustments for uncertainties related to a development state enterprise. Nor were any reports on the Registrant's financial statements qualified or modified as to uncertainty, audit scope, or accounting principles, except that their opinion did contain a going concern qualification and such financial statements did not contain any adjustments for uncertainties stated therein. The accountants have not issued an audit opinion on any of the Registrant's financial statements subsequent to the reverse acquisition.

The decision to accept the accountants' resignation was received and approved by the Registrant's Board of Directors.

The Registrant reports that since September 30, 2002 and the subsequent interim period, it had no disagreement with its former accountants on:

      (i)   any matter of accounting principles or practices;
      (ii)  financial statement disclosure; or
            (iii) auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report. No such scenario existed among the Registrant and its former accountants.

The Registrant has submitted the certified public accountants' resignation letter to this Form 8-K attached hereto as Exhibit 16.1.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 14, 2003            AMERICAN CONSOLIDATED MANAGEMENT
                                    GROUP, INC.


                                    By:    /s/ George Mappin
                                          -----------------------------
                                           George Mappin, Secretary

Exhibit 16.1:

                                 July 14, 2003

American Consolidated Management Group, Inc.
George Mappin, Corporate Secretary
P.O. Box 722
Taylors, SC  29687

Dear Mr. Mappin:

Effective July 14, 2003, we will cease our services as your accountants. We have reached this decision reluctantly and after substantial deliberation because of your continued failure to pay for our services on a timely basis.

We wish to remind you that you have unpaid invoices totaling $4,780 for previous services rendered. We expect payment in full of all of these invoices immediately. If you are not in a position to make immediate payment, please call me so that we may discuss an extended payment arrangement.

You should take steps to retain a new accounting firm, as there are a number of accounting matters that require immediate attention. Among those matters are the following (the following is not a complete list and cannot be relied upon):

   -  Audit of December 31, 2002 financial statements.
   -  Review of March 31, 2003 financial statements.
   -  Review of June 30, 2003 financial statements.
   -  Tax returns for December 31, 2002.

Subject to your making satisfactory arrangements for the payment of your outstanding invoices, we will cooperate with your new accountants in addressing these matters. To facilitate that process, please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your Company's affairs.

We also remind you that you have a responsibility to file our resignation with the Securities and Exchange Commission of a Form 8K.

We look forward to helping you make a smooth transition with your new accountants.

Very truly yours,

CRISP HUGHES EVANS LLP

/s/ David A. Wiggins
David A. Wiggins, Partner

                               October 14, 2003


Securities & Exchange Commission
Washington, DC  20549

Ladies and Gentlemen:

We were previously the independent auditors of record of American Consolidated Management Group, Inc. (formerly Renascence Man Inc. that became a registrant via a reverse acquisition of American Consolidated Mining Co.). We have not issued an audit opinion on the financial statements of American Consolidated Management Group, Inc. On July 14, 2003 we resigned as the independent auditors of American Consolidated Management Group, Inc. (formerly American Consolidated Mining Co.). We have read American Consolidated Management Group, Inc.'s statements included under Item 4 of it Form 8-K dated October 14, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with American Consolidated Management Group, Inc.'s statement that the resignation was approved by the registrant's board of directors.

Very truly yours,


/s/ Crisp Hughes Evans LLP